Exhibit 10.79

English Translation

Power of Attorney

I, the undersigned, a shareholder of Baina (Wuhan) Information Technology Co., Ltd. (the “Wuhan Baina Information”) holding Wuhan Baina Information’s 40% equity, agree to authorize Baina Zhiyuan (Beijing) Technology Co., Ltd. (the “Beijing Baina Technology” or the “Authorized”) to exercise corresponding shareholders’ rights to 40% equity held by me and irrevocably authorize the Authorized to exercise rights as follows within the term hereof:

the Authorized is entitled to on my behalf and as a holder of Wuhan Baina Information’s 40% equity exercise all shareholders’ rights available to me in accordance with the law and the company’s articles of association, including but not limited to: the right to propose a shareholders’ meeting, accept any notice on the convening and proceedings of a shareholders’ meeting, attend the shareholders’ meeting of Wuhan Baina Information and exercise voting rights at the same as a 40% equity holder (including nomination and appointment of Wuhan Baina Information’s directors, general manager, chief financial officer and other senior officers acting as my authorized representative, decision on dividend, etc.), sell or transfer my 40% equity in Wuhan Baina Information, etc.

The Authorized shall have the right to specify any individual appointed by its executive director to exercise the rights granted by the authorizer hereunder.

Unless the Business Agreement signed by Wuhan Baina Information, Beijing Baina Technology and other Wuhan Baina Information’s shareholders on XX terminates for cause, the Power of Attorney is valid for ten years, commencing on the signing hereof. Before the expiration hereof, I will extend the term hereof as required by Beijing Baina Technology at the request of Beijing Baina Technology.

Authorized by: Yang Yongzhi

(Signature):

Date

English Translation

Power of Attorney

The Company, a shareholder of Baina (Wuhan) Information Technology Co., Ltd. (the “Wuhan Baina Information”) holding Wuhan Baina Information’s 60% equity, agrees to authorize Baina Zhiyuan (Beijing) Technology Co., Ltd. (the “Beijing Baina Technology” or the “Authorized”) to exercise corresponding shareholders’ rights to 60% equity held by the Company and irrevocably authorize the Authorized to exercise rights as follows within the term hereof:

the Authorized is entitled to on behalf of the Company and as a holder of Wuhan Baina Information’s 60% equity exercise all shareholders’ rights available to the Company in accordance with the law and the company’s articles of association, including but not limited to: the right to propose a shareholders’ meeting, accept any notice on the convening and proceedings of a shareholders’ meeting, attend the shareholders’ meeting of Wuhan Baina Information and exercise voting rights at the same as a 60% equity holder (including nomination and appointment of Wuhan Baina Information’s executive directors, general manager, chief financial officer and other senior officers acting as the Company’s authorized representative, decision on dividend, etc.), sell or transfer the Company’s 60% equity in Wuhan Baina Information, etc.

The Authorized shall have the right to specify any individual appointed by its executive director to exercise the rights granted by the authorizer hereunder.

Unless the Business Agreement signed by Wuhan Baina Information, Beijing Baina Technology and other Wuhan Baina Information’s shareholders as well as the Company on XX terminates for cause, the Power of Attorney is valid for ten years, commencing on the signing hereof. Before the expiration hereof, the Company will extend the term hereof as required by Beijing Baina Technology at the request of Beijing Baina Technology.

Beijing Changyou Star Digital Technology Co., Ltd.

(Seal)

Date

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